August 4, 2020

Supplement

SUPPLEMENT DATED AUGUST 4, 2020 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY INSIGHT FUND,
Dated March 27, 2020

Jason C. Yeung, a member of the Counterpoint Global team and portfolio manager of Morgan Stanley Insight Fund, ended a temporary leave of absence, during which he participated on a Government established COVID-19 task force related to testing, and returned full-time to the Adviser. Accordingly, the supplement filed on June 19, 2020 is withdrawn.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSINSIGHTSUMPROSPT 8/20